TIP FUNDS

                       TURNER ULTRA LARGE CAP GROWTH FUND

                            SUPPLEMENT DATED MARCH 1
                    TO THE PROSPECTUS DATED JANUARY 31, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a Board of Trustees Meeting held on February 26, 1999, the Board determined to change the name of the Turner Ultra Large Cap Growth Fund to Turner Large Cap Growth Equity Fund. Accordingly, all references in the prospectus to the Turner Ultra Large Cap Growth Fund are hereby changed to Turner Large Cap Growth Equity Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




TUR-A-00201